SECOND AMENDMENT TO 364-DAY CREDIT AGREEMENT


          This Second Amendment to 364-Day Credit Agreement (the "Amendment"), dated as of April 3, 2000, is between (i) FactSet Research Systems, Inc. (the "Borrower"), and (ii) The Chase Manhattan Bank (the "Bank").

          WHEREAS, the Borrower and the Bank are parties to a 364-Day Credit Agreement dated as of November 20, 1998 (the "Credit Agreement"); and

          WHEREAS, the Bank and the Borrower desire to amend the Credit Agreement to extend the Maturity Date.

          NOW, THEREFORE, in consideration of the premises herein contained, and
     for  other   good  and   valuable   consideration,   receipt  of  which  is
     acknowledged, it is hereby agreed as follows:

          Section 1. Definitions, Terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

          Section 2. Amendment to Section 1.01. The definition of the term Maturity Date, in Section 1.01 of the Credit Agreement, is hereby amended to read in its entirety as follows:

          "Maturity Date" means March 31, 2001.


          Section 3. Representations. The Borrower hereby represents and warrants to the Bank that (i) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties relate to an earlier date; (ii) before and after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing; and (iii) the making and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action.

          Section 4. Conditions. The amendment set forth in Section 2 above shall become effective on the date first above written provided that the Bank shall have received a counterpart of this Amendment duly executed and delivered by the Borrower.

          Section 5. Miscellaneous. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to "this Agreement", "herein", "hereunder" and similar terms referring to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby. This Amendment (i) shall become effective as of the date first above written, (ii) shall be governed by and construed in accordance with the laws of the State of New York, and (iii) may be executed in counterpart (and by different parties hereto on different counterparts), each of which when taken together shall constitute a single contract. Should any terms or provisions of the Credit Agreement conflict with the terms and provisions contained in this Amendment, the terms and provisions of this Amendment shall prevail

          IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.


FACTSET RESEARCH SYSTEMS INC.              THE CHASE MANHATTAN BANK

By:  ______________________________        By:  ___________________________

Its:  _____________________________        Its:  __________________________